IVY FUNDS

Supplement dated April 8, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2008
and supplemented September 4, 2008 and January 6, 2009
and to the
Ivy Funds Class E Shares Prospectus dated July 31, 2008
and supplemented September 4, 2008 and October 9, 2008

The following replaces the information regarding the management of Ivy Cundill Global Value Fund in the Section entitled "Portfolio Management":

Ivy Cundill Global Value Fund:

Effective April 2009, Messrs. Andrew Massie and James Thompson, Jr. are primarily responsible for the day-to-day management of Ivy Cundill Global Value Fund. Mr. Massie has held his Fund responsibilities since December 2007. He has been Vice President, Investment Management, and Portfolio Manager and Research Analyst with The Cundill Division since September 2006. Mackenzie Cundill Investment Management Ltd. is one of the companies that comprises The Cundill Division of Mackenzie and, under a Memorandum of Understanding with Mackenzie, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Mr. Massie was with Cundill Investment Research Ltd. and prior to that, Peter Cundill and Associates Ltd., Vancouver since 1984, serving in a variety of capacities, most recently as a portfolio manager. Mr. Massie's educational experience includes first year studies in the Business Program at Langara College, the Canadian Securities Course, Third Year Certified General Accountant (CGA) Program, and the Canadian Investment Manager Program (CIM).

Mr. Thompson has been Senior Vice President and Team Lead, Investments and Research of The Cundill Division since February 2009. He was with Bryant Asset Management, Menlo Park, California, as Managing Member from 2007 until February 2009 and prior to that, Southeastern Asset Management, London, England, from 1996 until 2007, where he served as Vice President. Mr. Thompson earned a BS in Business Administration from the University of North Carolina and an MBA from the University of Virginia. Mr. Thompson is a Chartered Financial Analyst.